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                                 AMENDMENT NO. 2

                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated April 3, 2000, by and among AIM Variable Insurance Funds, a Delaware trust, A I M Distributors, Inc., a Delaware corporation, First MetLife Investors Insurance Company (formerly First Cova Life Insurance Company), a New York life insurance company and MetLife Investors Distribution Company, a Missouri corporation, is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

FUNDS AVAILABLE UNDER THE CONTRACTS

AIM V.I. Basic Balanced Fund
AIM V.I. Basic Value Fund
AIM V.I. Capital Appreciation Fund
AIM V.I. Capital Development Fund
AIM V.I. Core Equity Fund
AIM V.I. Diversified Income Fund
AIM V.I. Dynamics Fund
AIM V.I. Financial Services Fund
AIM V.I. Global Health Care Fund
AIM V.I. Global Real Estate Fund
AIM V.I. Government Securities Fund
AIM V.I. High Yield Fund
AIM V.I. International Growth Fund
AIM V.I. Large Cap Growth Fund
AIM V.I. Leisure Fund
AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Money Market Fund
AIM V.I. Small Cap Equity Fund
AIM V.I. Technology Fund
AIM V.I. Utilities Fund

SEPARATE ACCOUNT UTILIZING THE FUNDS

-    First MetLife Investors Variable Annuity Account One

CONTRACTS FUNDED BY THE SEPARATE ACCOUNT

-    Contract Form #CNY-672

-    Form 6010


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All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: April 30, 2007


                                        AIM VARIABLE INSURANCE FUNDS


Attest:  /s/ P. Michelle Grace          By: /s/ Donna F. Anderson
        -----------------------------       ------------------------------------
Name: P. Michelle Grace                 Name: Donna F. Anderson
Title: Assistant Secretary              Title: Assistant Vice President


                                        A I M DISTRIBUTORS, INC.


Attest: /s/ P. Michelle Grace           By: /s/ Gene L. Needles
        -----------------------------       ------------------------------------
Name: P. Michelle Grace                 Name: Gene L. Needles
Title: Assistant Secretary              Title: President


                                        FIRST METLIFE INVESTORS INSURANCE
                                        COMPANY


Attest: /s/ Jonnie Crawford             By: /s/ Richard C. Pearson
        -----------------------------       ------------------------------------
Name: Jonnie Crawford                   Name: Richard C. Pearson
Title: Assistant Secretary              Title: Vice President


                                        METLIFE INVESTORS DISTRIBUTION COMPANY


Attest: /s/ Jonnie Crawford             By: /s/ Richard C. Pearson
        -----------------------------       ------------------------------------
Name: Jonnie Crawford                   Name: Richard C. Pearson
Title: Assistant Secretary              Title: Executive Vice President



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